Exhibit 10.32

ASSURED GUARANTY LTD.

DESCRIPTION OF EXECUTIVE OFFICER CASH COMPENSATION

FOR 2007

Set forth below are the 2007 annual salary of  the Chief Executive Officer, the Chief Financial Officer and each of the three other  most highly compensated Executive Officers.

Dominic J. Frederico
President and Chief Executive Officer, Assured Guaranty Ltd.
Salary
$750,000

Robert B. Mills
Chief Financial Officer, Assured Guaranty Ltd.
Salary
$520,000

Michael J. Schozer
President, Assured Guaranty Corp
Salary
$400,000

James M. Michener
General Counsel, Assured Guaranty Ltd.
Salary
$390,000

Robert A. Bailenson
Chief Accounting Officer, Assured Guaranty Ltd.
Salary
$330,000

In addition to salary, the named executive officers will be eligible to be considered to receive cash bonuses for 2007 performance.  In 2007, the named executive officers will receive in 2007 perquisites and other annual compensation including, employer contributions to retirement plans, tax preparation and financial planning, club fees, business related spousal travel, and executive health benefits.  In 2007, Mr. Frederico and Mr. Michener will receive Bermuda housing allowances, Bermuda  housing tax gross ups, FICA paid by employer, Bermuda car allowances Bermuda family travel.